UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): January 14, 2019

HarborOne Bancorp, Inc.

(Exact Name of Registrant as Specified in its Charter)

Massachusetts	001-37778	81-1607465
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number

770 Oak Street, Brockton, Massachusetts 02301

(Address of principal executive offices)

(508) 895-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02                           Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On January 14, 2019, the Board of Directors (the “Board”) of HarborOne Bancorp, Inc. (the “Company”) elected Mandy Lee Berman and Damian W. Wilmot to serve as Directors of the Company, filling vacancies created by an expansion of the Board.  Ms. Berman will serve as a Class II Director with a term expiring on the date of the Company’s annual meeting of shareholders in 2021.  Mr. Wilmot will serve as a Class III Director with a term expiring on the date of the Company’s annual meeting of shareholders in 2019. The Board has determined that Ms. Berman and Mr. Wilmot will not be appointed to any committees of the Board at this time.

Ms. Berman is the Chief Administrative Officer and Executive Vice President of Bright Horizons Family Solutions.  Upon her election and pursuant to the Company’s 2017 Stock Option and Incentive Plan (the “Stock Plan”), Ms. Berman was granted 3,159 shares of restricted stock with an aggregate grant date fair value of $50,000, which vest pro rata over three years beginning January 14, 2020.  There is no arrangement or understanding between Ms. Berman and any other person pursuant to which Ms. Berman was appointed to the Board.  Ms. Berman is not a party to any transactions that would be required to be disclosed under Section 404(a) of Regulation S-K.

Mr. Wilmot is the Chief Risk and Compliance Officer and Senior Vice President of Vertex Pharmaceuticals Incorporated.  Upon his election and pursuant to the Stock Plan, Mr. Wilmot was granted 3,159 shares of restricted stock with an aggregate grant date fair value of $50,000, which vest pro rata over three years beginning January 14, 2020.  There is no arrangement or understanding between Mr. Wilmot and any other person pursuant to which Mr. Wilmot was appointed to the Board.  Mr. Wilmot is not a party to any transactions that would be required to be disclosed under Section 404(a) of Regulation S-K.

Item 9.01                           Financial Statements and Exhibits

(d)                   Exhibits

Number	Description

99.1	Press release dated January 14, 2019

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

HARBORONE BANCORP, INC.

	By:	/s/ Joseph F. Casey
	Name:	Joseph F. Casey
	Title:	President and Chief Operating Officer

Date: January 15, 2019

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